UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
August 14, 2024

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On August 14, 2024, Independent Bank Group, Inc. (“IBTX”) held a special meeting of shareholders (the “IBTX Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 17, 2024 (the “Merger Agreement”), by and between IBTX and SouthState Corporation (“SouthState”) pursuant to which, on the terms and subject to the conditions set forth therein, SouthState will acquire IBTX in an all-stock transaction by means of a merger of IBTX with and into SouthState (the “Merger”).
As of July 11, 2024, the record date for stockholders entitled to notice of, and to vote at, the IBTX Special Meeting, there were 41,381,165 shares of common stock of IBTX, par value $0.01 per share (“IBTX Common Stock”), issued and outstanding. The holders of 35,275,251 shares of IBTX common stock were present online or represented by proxy at the IBTX Special Meeting, constituting a quorum.
The following are the final results of the vote on the proposals considered and voted upon at the IBTX Special Meeting. For more information on each of these proposals, see the definitive proxy statement filed by IBTX with the U.S. Securities and Exchange Commission on July 16, 2024.
Proposal 1 – IBTX Merger Proposal. A proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

Votes For	Votes Against	Abstentions
34,707,889	510,726	56,636
Proposal 2 – IBTX Compensation Proposal. A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to IBTX’s named executive officers that is based on or otherwise relates to the Merger. Approval of this proposal is not a condition to the completion of the Merger.

Votes For	Votes Against	Abstentions
8,104,801	26,975,059	195,391
IBTX’s shareholders did not vote on the proposal to approve the adjournment of the Special Meeting to solicit additional proxies in favor of the Merger Proposal because such adjournment was not necessary.
Completion of the Merger remains subject to the satisfaction of customary closing conditions, including the receipt of certain regulatory approvals.
Item 9.01.      Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated August 14, 2024
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer